UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2016


                             PERKINS OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-55343                 45-5361669
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)         Identification Number)

             P.O. Box 21
              Bonita, CA                                         91908
(Address of Principal Executive Offices)                       (Zip Code)

                                 (619) 247-9630
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (i) Effective November 10, 2016 the Company's Board of Directors engaged MaloneBailey, LLP to serve as the Company's independent registered public accounting firm effective November 10, 2016.

     (ii) During the Company's fiscal years ended June 30, 2016 and 2015, the Company did not consult with MaloneBailey LLP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 23, 2016                    Perkins Oil & Gas, Inc., Registrant


                                     By: /s/ Betty N. Myers
                                         ------------------------------------
                                         Betty N. Myers
                                         President, Chief Executive Officer,
                                         Principal Accounting Officer, and
                                         Chief Financial Officer

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